Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No.: 333-141008

(Dated April 7, 2008)

The issuer has filed a registration statement (including a prospectus)

with the SEC for the offering to which this communication relates.

Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at

www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities.

If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer,

solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriter's obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear in this free writing prospectus or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of the se materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

This free writing prospectus relates to Registration Statement No.

333-141008.

!  CHIMERA_FIXED_MARKETING.CDI  #CMOVER_3.1D WHOLE_LOAN  !  MAX_CF_VECTSIZE 620

!

!! Created by Intex Deal Maker v4.5.001  ,  subroutines 3.2-p1

!!   04/09/2008   11:49 PM

!

!  Modeled in the Intex CMO Modeling Language, (DBNYCWSXP1559)

!  which is copyright (c) 2007 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

 COLLAT_GROUPS 1 2

 GROUP 1 = "1F30"

 GROUP 2 = "2F15"

!

  DEFINE PREPAY PPC GROUP "1F30" RISE_PERS 30 START_CPR 0.6 END_CPR 18

!

  DEFINE PREPAY PPC GROUP "2F15" RISE_PERS 30 START_CPR 0.6 END_CPR 18

!

!

  PASS_THRU_RATE GROUP 1 0 6

  PASS_THRU_RATE GROUP "1F30" 0 6

!

  PASS_THRU_RATE GROUP 2 0 5.5

  PASS_THRU_RATE GROUP "2F15" 0 5.5

!

  DEFINE CONSTANT #OrigCollBal = 249972609.48

  DEFINE CONSTANT #OrigCollBal1 = 224037562.99

  DEFINE CONSTANT #OrigCollBal1F30 = 224037562.99

  DEFINE CONSTANT #OrigCollBal2 = 25935046.49

  DEFINE CONSTANT #OrigCollBal2F15 = 25935046.49

!

  DEFINE CONSTANT #OrigBondBal = 249972609.48

  DEFINE CONSTANT #OrigBondBal1 = 224037562.99

  DEFINE CONSTANT #OrigBondBal2 = 25935046.49

!

  GROUP "PREM1" SUBSET ( POOL("NETRATE") GT 6 + 1e-8 ); = "1F30"

  GROUP "DISC1" SUBSET ( POOL("NETRATE") LE 6 + 1e-8 ); = "1F30"

  DEFINE DYNAMIC STICKY #BegPremBal1 = MAX(0, (COLL_PREV_BAL(1) * ( COLL_NETRATE(1) / 6 - XRS_FRAC("COLL_BAL",2,1) )))

  DEFINE DYNAMIC STICKY #End_Coll_Netrate1 = COLL_END_NETRATE("1F30")

!

  DEFINE DYNAMIC SLIPPERY #EndPremBal1 = MAX(0, (COLL_BAL(1) * ( #End_Coll_Netrate1 / 6 - XRS_FRAC("COLL_ENDBAL",2,1) )))

  GROUP "PREM2" SUBSET ( POOL("NETRATE") GT 5.5 + 1e-8 ); = "2F15"

  GROUP "DISC2" SUBSET ( POOL("NETRATE") LE 5.5 + 1e-8 ); = "2F15"

  DEFINE DYNAMIC STICKY #BegPremBal2 = MAX(0, (COLL_PREV_BAL(2) * ( COLL_NETRATE(2) / 5.5 - XRS_FRAC("COLL_BAL",2,2) )))

  DEFINE DYNAMIC STICKY #End_Coll_Netrate2 = COLL_END_NETRATE("2F15")

!

  DEFINE DYNAMIC SLIPPERY #EndPremBal2 = MAX(0, (COLL_BAL(2) * ( #End_Coll_Netrate2 / 5.5 - XRS_FRAC("COLL_ENDBAL",2,2) )))

!

   FULL_DEALNAME:        Chimera_Fixed_Marketing

!

   DEAL SIZE:            249972609.48

   PRICING SPEED:        300 PSA

!  ISSUE DATE:           20080401

   SETTLEMENT DATE:      20080424

!

  Record date delay:     24

!

 DEFINE TR_INDEXDEPS_ALL

!

DEFINE TRANCHE "II-1-PO", "II-1-AX", "II-2-PO", "II-2-AX", "SUBORD_1", "SUBORD_2", "II-1A-1", "II-1A-2", "II-2A-1", "II-2A-2", "II-B-1", "II-B-2", "II-B-3", "II-B-4", "II-B-5", "II-B-6"

!

DEFINE TRANCHE DISPLAY_ORDER "II-1A-1", "II-1A-2", "II-2A-1", "II-2A-2", "II-1-PO", "II-1-AX", "II-2-AX", "II-B-1", "II-B-2", "II-B-3", "II-B-4", "II-B-5", "II-B-6", "II-2-PO", "SUBORD_1", "SUBORD_2"

!

 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20080401 _

       DEAL_FIRSTPAY_DATE         20080525

!

  DEFINE STANDARDIZE EXCESS_INTEREST     GROUP 1          #XSSpread1      = 0

  DEFINE STANDARDIZE EXCESS_INTEREST     GROUP 2          #XSSpread2      = 0

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200

  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200

  DEFINE DYNAMIC STICKY #NetRate1F30  = ( COLL_I_MISC("COUPON","1F30") ) / COLL_PREV_BAL("1F30") * 1200

!

  DEFINE DYNAMIC STICKY #NetRate2F15  = ( COLL_I_MISC("COUPON","2F15") ) / COLL_PREV_BAL("2F15") * 1200

!

!

  DEFINE TABLE "SI_LOSSAAgg" (5, 2) = "MONTH" "SHIFTR"

      72.1   30%

      84.1   35%

      96.1   40%

      108.1   45%

      120.1   50%

!

  DEFINE TABLE "SI_2TIMESLOSSAgg" (2, 2) = "MONTH" "PCT"

      36.1   20%

      360.1   30%

!

  DEFINE #COUPON_SUBCOMB = 0

TOLERANCE WRITEDOWN_0LOSS 1.00

TOLERANCE XRS_BAL 1e20

!

TOLERANCE CLEANUP 0.00

!

!

!

DEFINE SETTINGS CASHFLOW_REINVESTMENT_ALLOWED NO

!

!

Tranche "II-1-PO" SEN_XRS_PO

   Block 921184.11 at 0 GROUP 1  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-1-AX" SEN_WAC_IO

   Block 15125427.70 AT 6 GROUP 1 NOTIONAL WITH FORMULA   _

    BEGIN ( #BegPremBal1 ); _

    END   ( #EndPremBal1 ); _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-2-PO" SEN_XRS_PO

   Block 0.00 at 0 GROUP 2  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-2-AX" SEN_WAC_IO

   Block 2230022.21 AT 5.5 GROUP 2 NOTIONAL WITH FORMULA   _

    BEGIN ( #BegPremBal2 ); _

    END   ( #EndPremBal2 ); _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "SUBORD_1" MODELING EXCHANGE

   Block 11201378.88 at 6 GROUP 1  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "SUBORD_2" MODELING EXCHANGE

   Block 1297046.49 at 5.5 GROUP 2  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-1A-1" SEN_SPR_FIX

   Block 190724000.00 at 6 GROUP 1  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-1A-2" SEN_SUP_FIX

   Block 21191000.00 at 6 GROUP 1  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-2A-1" SEN_SPR_FIX

   Block 22174000.00 at 5.5 GROUP 2  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-2A-2" SEN_SUP_FIX

   Block 2464000.00 at 5.5 GROUP 2  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20080401  Next 20080525

!

Tranche "II-B-1" JUN_WAC

   Block 3624000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

     ( #COUPON_SUBCOMB )

    0    99999999

!

Tranche "II-B-2" JUN_WAC

   Block 2250000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

     ( #COUPON_SUBCOMB )

    0    99999999

!

Tranche "II-B-3" JUN_WAC

   Block 1500000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

     ( #COUPON_SUBCOMB )

    0    99999999

!

Tranche "II-B-4" JUN_WAC

   Block 1875000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

     ( #COUPON_SUBCOMB )

    0    99999999

!

Tranche "II-B-5" JUN_WAC

   Block 1375000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

     ( #COUPON_SUBCOMB )

    0    99999999

!

Tranche "II-B-6" JUN_WAC

   Block 1874425.37 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _

          Delay 24  Dated 20080401  Next 20080525

     ( #COUPON_SUBCOMB )

    0    99999999

!

PRICING _

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 24 Dated 20080401 Next 20080525 Settle 20080424

DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _

   Delay 24 Dated 20080401 Next 20080525 Settle 20080424

DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20080401 Next 20080525 Settle 20080424

!

ifdef #cmover_3.1e2 _

  CREDIT_SUPPORT_BASIS GROUP_CROSSED = 1 2 0

!

ifndef #cmover_3.1e2 _

  CREDIT_SUPPORT_BASIS DEAL

!

  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}

!

  CLASS "PO1" SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _

                    NO_BUILD_TRANCHE _

                    NO_EXCESS_SUB _

                    WRITEDOWN_LIMIT BALANCE _

                    (XRS_FRAC("COLL_ENDBAL",1,1) * COLL_BAL(1) ); _

                    = "II-1-PO#1"

  CLASS "WAC_IO1"    NO_BUILD_TRANCHE _

                    = "II-1-AX#1"

  CLASS "PO2" SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _

                    NO_BUILD_TRANCHE _

                    NO_EXCESS_SUB _

                    WRITEDOWN_LIMIT BALANCE _

                    (XRS_FRAC("COLL_ENDBAL",1,2) * COLL_BAL(2) ); _

                    = "II-2-PO#1"

  CLASS "WAC_IO2"    NO_BUILD_TRANCHE _

                    = "II-2-AX#1"

  CLASS "II-1A-1"   NO_BUILD_TRANCHE _

                    = "II-1A-1"

  CLASS "II-1A-2"   NO_BUILD_TRANCHE _

                    = "II-1A-2"

  CLASS "II-2A-1"   NO_BUILD_TRANCHE _

                    = "II-2A-1"

  CLASS "II-2A-2"   NO_BUILD_TRANCHE _

                    = "II-2A-2"

  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _

                    NO_BUILD_TRANCHE _

                    = "SUBORD_1"

  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _

                    NO_BUILD_TRANCHE _

                    = "SUBORD_2"

  CLASS "B6"        NO_BUILD_TRANCHE _

                    = "II-B-6" , SUPPORT_BALANCE = 0; ORIG 0

  CLASS "B5"        NO_BUILD_TRANCHE _

                    = "II-B-5", SUPPORT_CLASSES = "B6"

  CLASS "B4"        NO_BUILD_TRANCHE _

                    = "II-B-4", SUPPORT_CLASSES = "B6" "B5"

  CLASS "B3"        NO_BUILD_TRANCHE _

                    = "II-B-3", SUPPORT_CLASSES = "B6" "B5" "B4"

  CLASS "B2"        NO_BUILD_TRANCHE _

                    = "II-B-2", SUPPORT_CLASSES = "B6" "B5" "B4" "B3"

  CLASS "B1"        NO_BUILD_TRANCHE _

                    = "II-B-1", SUPPORT_CLASSES = "B6" "B5" "B4" "B3" "B2"

  CLASS "SUBCOMB"   DISTRIB_CLASS SUBORD  WRITEDOWN_BAL SUBORD _

                    = "B1" "B2" "B3" "B4" "B5" "B6" , _

    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2"

  CLASS "SNR_1"     DISTRIB_CLASS PRORATA WRITEDOWN_BAL SUBORD ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); NO_EXCESS_SUB _

                    = "II-1A-1" "II-1A-2" , SUPPORT_CLASSES = "SUBCOMB"

  CLASS "SNR_2"     DISTRIB_CLASS PRORATA WRITEDOWN_BAL SUBORD ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); NO_EXCESS_SUB _

                    = "II-2A-1" "II-2A-2" , SUPPORT_CLASSES = "SUBCOMB"

!

!

  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _

                   = "WAC_IO1" "SNR_1" "PO1" "SUBORD_1"

  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _

                   = "WAC_IO2" "SNR_2" "PO2" "SUBORD_2"

!

  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"

!

  GROUP 0       ROOT      = 1 2

!

!

  DEFINE PSEUDO_TRANCHE CLASS "SUBCOMB"      Delay 24  Dated 20080401  Next 20080525 DAYCOUNT 30360 BUSINESS_DAY NONE

!

  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20080401  Next 20080525 DAYCOUNT 30360 BUSINESS_DAY NONE

!

  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20080401  Next 20080525 DAYCOUNT 30360 BUSINESS_DAY NONE

!

!

  CROSSOVER When 0

!

  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1", "II-1-PO#1")

  DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1", "II-1-PO#1"))

  DEFINE DYNAMIC STICKY #LastSen1 = BBAL("SNR_2") LT 0.01

  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2", "II-2-PO#1")

  DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2", "II-2-PO#1"))

  DEFINE DYNAMIC STICKY #LastSen2 = BBAL("SNR_1") LT 0.01

  DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )

  DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )

!

TRIGGER "DelinquencyAgg" _

        TYPE CASHFLOW DELINQ _

        ORIG_TESTVAL    0.00% _

        TESTVAL         ( AVG_COLL("BAL",-1,2,6) / BBAL("SUBCOMB")); _

        TARGETVAL       (50%); _

        ORIG_TARGETVAL  50% _

        EFFECTIVE_WHEN  ( IF CURMONTH GT 60 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _

        TRIGVAL         LODIFF

!

TRIGGER "CumLossAgg" _

        TYPE CASHFLOW CUM_LOSS _

        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBCOMB")); _

        TARGETVAL       ( #ReduceTestAAgg ); _

        ORIG_TARGETVAL  NO_CHECK 30% _

        EFFECTIVE_WHEN  ( IF CURMONTH GT 60 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _

        TRIGVAL         LODIFF

!

TRIGGER "ShiftTriggerAgg" _

        FULL_NAME   "Shifting Interest Group Agg Delinquency/Loss Trigger" _

        DEFINITION "A Shifting Interest Delinquency/Loss Trigger will _

exist after month 60 if ;_

            (a) the 6 month average of 60+ delinquencies is greater than _

50% of the Junior outstanding certificate balances or ;_

            (b) cumulative losses as a percentage of the original subordinate _

bond balance are greater than the percentage in the following table; _

                       Month <=          %;  _

                            72           30%;  _

                            84           35%;  _

                            96           40%;  _

                            108          45%;  _

                            120          50% _

The above calculations will be done based on all crossed mortgage loan groups." _

        EFFECTIVE_WHEN  ( IF CURMONTH GT 60 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _

        IMPACT     "Unscheduled principal that was intended to be paid to the _

subordinate bonds will now be directed to the senior bonds." _

        TRIGVAL FORMULA (MIN( TRIGGER("DelinquencyAgg","TRIGVAL"), TRIGGER("CumLossAgg","TRIGVAL")));

!

!

TRIGGER "TwoTimesDelinqAgg" _

        TYPE CASHFLOW DELINQ _

        ORIG_TESTVAL    0.00% _

        TESTVAL         ( AVG_COLL("BAL",-1,2,6) / BBAL("SUBCOMB")); _

        TARGETVAL       (50%); _

        ORIG_TARGETVAL  50% _

        TRIGVAL         LODIFF

!

TRIGGER "TwoTimesCumLossAgg" _

        TYPE CASHFLOW CUM_LOSS _

        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBCOMB")); _

        TARGETVAL       ( #Sub2TimesLossPctAgg ); _

        ORIG_TARGETVAL  NO_CHECK 20% _

        TRIGVAL         LODIFF

!

TRIGGER "TwoTimesTriggerAgg" _

        FULL_NAME   "Sub Two Times Delinquency/Loss Trigger" _

        DEFINITION "A Sub Two Times Delinquency/Loss Trigger will _

exist if ;_

            (a) the 6 month average of 60+ delinquencies is greater than _

50% of the aggregate Junior outstanding certificate balances or ;_

            (b) cumulative losses as a percentage of the original subordinate _

bond balance are greater than the percentage in the following table; _

                       Month <=          %;  _

                            36           20%;  _

                            360          30%"_

        IMPACT     "Unscheduled principal that was intended to be paid to the _

subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (MIN( TRIGGER("TwoTimesDelinqAgg","TRIGVAL"), TRIGGER("TwoTimesCumLossAgg","TRIGVAL")));

!

!

  DEFINE DYNAMIC STICKY #COUPON_SUBCOMB = (CAPPED_OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2")) / BBAL("SUBORD_1", "SUBORD_2") * DAYCOUNT("DENOM","SUBCOMB#1") * 100 / NDAYS_ACCRUE_INT("SUBCOMB#1")

!

  OPTIONAL REDEMPTION:    "Cleanup" _

                          DESCRIPTION "This call may be exercised on any distribution date on which the aggregate principal balance of the collateral is less than 10% of the aggregate principal balance of the collateral as of the cut-off date." _

                          COLL_FRAC 10% _

                          PRICE_P ( COLL_BAL );

!

 DEFINE DYNAMIC STICKY #OPTRED_Cleanup_0mon = OPTREDEEM ("Cleanup", "REDEEMABLE")

!

!

 INTEREST_SHORTFALL GROUP 1   FULL_PREPAY    Compensate Pro_rata _

                              PARTIAL_PREPAY Compensate Pro_rata _

                              LOSS           NO_Compensate SUBORDINATED ACCUM

!

 INTEREST_SHORTFALL GROUP 2   FULL_PREPAY    Compensate Pro_rata _

                              PARTIAL_PREPAY Compensate Pro_rata _

                              LOSS           NO_Compensate SUBORDINATED ACCUM

!

!

 CMO Block Payment Rules

------------------------------------

   calculate :  #Coll_I1              = COLL_I(1) + CF_REINV_INCOME * COLL_CF(1)/COLL_CF

   calculate :  #Coll_P1              = COLL_P(1)

   calculate :  #Coll_I2              = COLL_I(2) + CF_REINV_INCOME * COLL_CF(2)/COLL_CF

   calculate :  #Coll_P2              = COLL_P(2)

------------------------------------

   calculate :  #Coll_I_Mod1          = 0.00 + CF_REINV_INCOME * COLL_CF(1)/COLL_CF

   calculate :  #XSSpread_Mod1        = 0.00

------------------------------------

   calculate :  #Coll_I_Mod2          = 0.00 + CF_REINV_INCOME * COLL_CF(2)/COLL_CF

   calculate :  #XSSpread_Mod2        = 0.00

------------------------------------

   calculate :  #XSSpread1           = #Coll_I1 - CAPPED_OPTIMAL_INTPMT("II-1A-1#1","II-1A-2#1","SUBORD_1#1","II-1-AX#1") - INTSHORT_ACCUM("II-1A-1#1","II-1A-2#1","SUBORD_1#1","II-1-AX#1") + #XSSpread_Mod1

   calculate :  #XSRate1             = 1200 * #XSSpread1 / COLL_PREV_BAL(1)

------------------------------------

   calculate :  #XSSpread2           = #Coll_I2 - CAPPED_OPTIMAL_INTPMT("II-2A-1#1","II-2A-2#1","SUBORD_2#1","II-2-AX#1") - INTSHORT_ACCUM("II-2A-1#1","II-2A-2#1","SUBORD_2#1","II-2-AX#1") + #XSSpread_Mod2

   calculate :  #XSRate2             = 1200 * #XSSpread2 / COLL_PREV_BAL(2)

------------------------------------

!

 calculate:  "PO1" _

  NO_CHECK SCHEDULED     GROUP 1   FRACTION             = XRS_PO_SCHED(1) , _

  NO_CHECK PREPAY        GROUP 1   FRACTION             = XRS_PO_PREPAY(1) , _

  NO_CHECK RECOVER       GROUP 1   AMOUNT     LIMIT #V1 = XRS_PO_RECOVER(1) * DELINQ_RECOVER(1)

!

 calculate:  "PO2" _

  NO_CHECK SCHEDULED     GROUP 2   FRACTION             = XRS_PO_SCHED(2) , _

  NO_CHECK PREPAY        GROUP 2   FRACTION             = XRS_PO_PREPAY(2) , _

  NO_CHECK RECOVER       GROUP 2   AMOUNT     LIMIT #V2 = XRS_PO_RECOVER(2) * DELINQ_RECOVER(2)

!

   calculate :  #SubsNotGoneAgg = BBAL("B1", "B2", "B3", "B4", "B5", "B6") GT 0.01

!

   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / (#OrigCollBal1 - ORIG_BBAL( "II-1-PO#1" ) )

!

   calculate :  #SenPct1 = _

               IF #SubsNotGoneAgg _

               THEN IF #LastSen1 _

                    THEN MIN(1, BBAL( "SNR_1")/BBAL( "SNR_1","SUBCOMB") ) _

                    ELSE MIN(1, BBAL("SNR_1") / (COLL_PREV_BAL(1) - BBAL("II-1-PO#1"))) _

               ELSE 1

!

   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / (#OrigCollBal2 - ORIG_BBAL( "II-2-PO#1" ) )

!

   calculate :  #SenPct2 = _

               IF #SubsNotGoneAgg _

               THEN IF #LastSen2 _

                    THEN MIN(1, BBAL( "SNR_2")/BBAL( "SNR_2","SUBCOMB") ) _

                    ELSE MIN(1, BBAL("SNR_2") / (COLL_PREV_BAL(2) - BBAL("II-2-PO#1"))) _

               ELSE 1

!

   calculate :  #OrigSenPctAgg  = ORIG_BBAL("SNR_1","SNR_2") / (#OrigCollBal1 + #OrigCollBal2 - ORIG_BBAL( "II-1-PO#1","II-2-PO#1" ))

   calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2") / (COLL_PREV_BAL - BBAL( "II-1-PO#1","II-2-PO#1" )))

!

   calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")

!

   calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)

!

   calculate :  #Shift1 = SHIFT%(1), _

   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_NOCHANGE _

   (#ShiftTestAgg)

!

   calculate :  #Shift2 = SHIFT%(2), _

   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_NOCHANGE _

   (#ShiftTestAgg)

!

   calculate :  #SenPrep1 = _

              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct1 + #Shift1 * (1-#SenPct1)

!

   calculate :  #SenPrep2 = _

              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct2 + #Shift2 * (1-#SenPct2)

!

   calculate : #SENRECOV1 =  _

     MAX( 0, MIN( #SenPrep1 * ( IF #LastSen1 _

                                    THEN (DELINQ_LIQUIDATE(1) * XRS_FRAC("LIQUIDATED",2,1) + DELINQ_LIQUIDATE(2) * XRS_FRAC("LIQUIDATED",2,2)) _

                                    ELSE DELINQ_LIQUIDATE(1) * XRS_FRAC("LIQUIDATED",2,1) ), _

                  ( IF #LastSen1 _

                                    THEN ((DELINQ_RECOVER(1) - #V1) + (DELINQ_RECOVER(2) - #V2)) _

                                    ELSE (DELINQ_RECOVER(1) - #V1) )))

!

   calculate : #SENRECOV2 =  _

     MAX( 0, MIN( #SenPrep2 * ( IF #LastSen2 _

                                    THEN (DELINQ_LIQUIDATE(1) * XRS_FRAC("LIQUIDATED",2,1) + DELINQ_LIQUIDATE(2) * XRS_FRAC("LIQUIDATED",2,2)) _

                                    ELSE DELINQ_LIQUIDATE(2) * XRS_FRAC("LIQUIDATED",2,2) ), _

                  ( IF #LastSen2 _

                                    THEN ((DELINQ_RECOVER(1) - #V1) + (DELINQ_RECOVER(2) - #V2)) _

                                    ELSE (DELINQ_RECOVER(2) - #V2) )))

!

 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT   LIMIT #SCH11 = #SenPct1 * XRS_FRAC("SCHEDULED",2,1) * COLL_P_SCHED(1) , _

  NO_CHECK PREPAY        GROUP 1  AMOUNT   LIMIT #PRP11 = #SenPrep1 * XRS_FRAC("PREPAID",2,1) * COLL_P_PREPAY(1) , _

  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = MIN(#SENRECOV1, (DELINQ_RECOVER(1) - #V1))

!

------------------------------------

{ if (#LastSen1) { CLASSIC {

 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT   LIMIT #SCH12 = #SenPct1 * XRS_FRAC("SCHEDULED",2,2) * COLL_P_SCHED(2) , _

  NO_CHECK PREPAY        GROUP 2  AMOUNT   LIMIT #PRP12 = #SenPrep1 * XRS_FRAC("PREPAID",2,2) * COLL_P_PREPAY(2) , _

  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC12 = MAX(0, MIN((DELINQ_RECOVER(2) - #V2), #SENRECOV1 - #REC11))

} } }

------------------------------------

!

 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT   LIMIT #SCH22 = #SenPct2 * XRS_FRAC("SCHEDULED",2,2) * COLL_P_SCHED(2) , _

  NO_CHECK PREPAY        GROUP 2  AMOUNT   LIMIT #PRP22 = #SenPrep2 * XRS_FRAC("PREPAID",2,2) * COLL_P_PREPAY(2) , _

  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = MIN(#SENRECOV2, (DELINQ_RECOVER(2) - #V2))

!

------------------------------------

{ if (#LastSen2) { CLASSIC {

 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT   LIMIT #SCH21 = #SenPct2 * XRS_FRAC("SCHEDULED",2,1) * COLL_P_SCHED(1) , _

  NO_CHECK PREPAY        GROUP 1  AMOUNT   LIMIT #PRP21 = #SenPrep2 * XRS_FRAC("PREPAID",2,1) * COLL_P_PREPAY(1) , _

  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC21 = MAX(0, MIN((DELINQ_RECOVER(1) - #V1), #SENRECOV2 - #REC22))

} } }

------------------------------------

!

  calculate :  #SenSchedAlloc1   = #SCH11 + #SCH21

  calculate :  #SenPrepayAlloc1  = #PRP11 + #PRP21

  calculate :  #SenRecoverAlloc1 = #REC11 + #REC21

  calculate :  #SenSchedAlloc2   = #SCH12 + #SCH22

  calculate :  #SenPrepayAlloc2  = #PRP12 + #PRP22

  calculate :  #SenRecoverAlloc2 = #REC12 + #REC22

!

!! **************************** CROSS SENIORS DUE TO RAPID PREPAYS ****************************

!

   calculate :  #CrossTestAgg = ( (( AVG_COLL("BAL",-1,2,6,1) / #SubBal1 GE 50%) OR _

               ( AVG_COLL("BAL",-1,2,6,2) / #SubBal2 GE 50%)) OR _

              ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) * AMB_COLLBAL(1) + COLL_PREV_BAL(2) * AMB_COLLBAL(2)) LT _

               2 * (#OrigSubBal1 + #OrigSubBal2) / (#OrigCollBal1 - ORIG_BBAL("II-1-PO#1") + #OrigCollBal2 - ORIG_BBAL("II-2-PO#1"))))

!

   calculate :  #CrossTest1 =  _

              BBAL("SNR_1")  LT 0.01 AND #CrossTestAgg

!

   calculate :  #CrossTest2 =  _

              BBAL("SNR_2")  LT 0.01 AND #CrossTestAgg

!

!! ************************** END CROSS SENIORS DUE TO RAPID PREPAYS ***************************

!

   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) * XRS_FRAC("SCHEDULED",2,1) - #SenSchedAlloc1 )

   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) * XRS_FRAC("PREPAID",2,1) - #SenPrepayAlloc1 )

   calculate : #SubRecov1   = MAX( 0, (DELINQ_RECOVER(1) - #V1) - #SenRecoverAlloc1 )

!

   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) * XRS_FRAC("SCHEDULED",2,2) - #SenSchedAlloc2 )

   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) * XRS_FRAC("PREPAID",2,2) - #SenPrepayAlloc2 )

   calculate : #SubRecov2   = MAX( 0, (DELINQ_RECOVER(2) - #V2) - #SenRecoverAlloc2 )

!

   calculate : #OverSched1  = MAX(0, #SubSched1 - BBAL("SUBORD_1") * #SubSched1 / (#SubSched1 + #SubPrepay1 + #SubRecov1))

   calculate : #OverPrepay1 = MAX(0, #SubPrepay1 - BBAL("SUBORD_1") * #SubPrepay1 / (#SubSched1 + #SubPrepay1 + #SubRecov1))

   calculate : #OverRecov1  = MAX(0, #SubRecov1 - BBAL("SUBORD_1") * #SubRecov1 / (#SubSched1 + #SubPrepay1 + #SubRecov1))

   calculate : #SubSched1   = #SubSched1  - #OverSched1

   calculate : #SubPrepay1  = #SubPrepay1 - #OverPrepay1

   calculate : #SubRecov1   = #SubRecov1  - #OverRecov1

   calculate : #SubNeed1    = MAX(0, BBAL("SUBORD_1") - #SubSched1 - #SubPrepay1 - #SubRecov1)

   calculate : #OverSched2  = MAX(0, #SubSched2 - BBAL("SUBORD_2") * #SubSched2 / (#SubSched2 + #SubPrepay2 + #SubRecov2))

   calculate : #OverPrepay2 = MAX(0, #SubPrepay2 - BBAL("SUBORD_2") * #SubPrepay2 / (#SubSched2 + #SubPrepay2 + #SubRecov2))

   calculate : #OverRecov2  = MAX(0, #SubRecov2 - BBAL("SUBORD_2") * #SubRecov2 / (#SubSched2 + #SubPrepay2 + #SubRecov2))

   calculate : #SubSched2   = #SubSched2  - #OverSched2

   calculate : #SubPrepay2  = #SubPrepay2 - #OverPrepay2

   calculate : #SubRecov2   = #SubRecov2  - #OverRecov2

   calculate : #SubNeed2    = MAX(0, BBAL("SUBORD_2") - #SubSched2 - #SubPrepay2 - #SubRecov2)

   calculate : #TotalNeed   = #SubNeed1 + #SubNeed2

!

   calculate : #SubSCH21    = #OverSched2  * #SubNeed1 / #TotalNeed

   calculate : #SubPRP21    = #OverPrepay2 * #SubNeed1 / #TotalNeed

   calculate : #SubREC21    = #OverRecov2  * #SubNeed1 / #TotalNeed

   calculate : #SubSCH12    = #OverSched1  * #SubNeed2 / #TotalNeed

   calculate : #SubPRP12    = #OverPrepay1 * #SubNeed2 / #TotalNeed

   calculate : #SubREC12    = #OverRecov1  * #SubNeed2 / #TotalNeed

!

 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1   AMOUNT             = #SubSched1 , _

  NO_CHECK PREPAY        GROUP 1   AMOUNT             = #SubPrepay1 , _

  NO_CHECK RECOVER       GROUP 1   AMOUNT             = #SubRecov1 , _

  NO_CHECK SCHEDULED     GROUP 2   AMOUNT             = #SubSCH21 , _

  NO_CHECK PREPAY        GROUP 2   AMOUNT             = #SubPRP21 , _

  NO_CHECK RECOVER       GROUP 2   AMOUNT             = #SubREC21

!

 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2   AMOUNT             = #SubSched2 , _

  NO_CHECK PREPAY        GROUP 2   AMOUNT             = #SubPrepay2 , _

  NO_CHECK RECOVER       GROUP 2   AMOUNT             = #SubRecov2 , _

  NO_CHECK SCHEDULED     GROUP 1   AMOUNT             = #SubSCH12 , _

  NO_CHECK PREPAY        GROUP 1   AMOUNT             = #SubPRP12 , _

  NO_CHECK RECOVER       GROUP 1   AMOUNT             = #SubREC12

!

   calculate : #SubSchedAgg    = #SubSched1 + #OverSched1 + #SubSched2 + #OverSched2

   calculate : #SubPrepayAgg   = #SubPrepay1 + #OverPrepay1 + #SubPrepay2 + #OverPrepay2

   calculate : #SubRecovAgg    = #SubRecov1 + #OverRecov1 + #SubRecov2 + #OverRecov2

!

 calculate:  "B1" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B1S  = #SubSchedAgg  * SHARE("B1") , _

  NO_CHECK PREPAY         AMOUNT   LIMIT #B1P  = #SubPrepayAgg * SUB_SHARE("B1") , _

  NO_CHECK RECOVER        AMOUNT   LIMIT #B1R  = #SubRecovAgg  * SHARE("B1")

!

 calculate:  "B2" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B2S  = #SubSchedAgg  * SHARE("B2") , _

  NO_CHECK PREPAY         AMOUNT   LIMIT #B2P  = #SubPrepayAgg * SUB_SHARE("B2") , _

  NO_CHECK RECOVER        AMOUNT   LIMIT #B2R  = #SubRecovAgg  * SHARE("B2")

!

 calculate:  "B3" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B3S  = #SubSchedAgg  * SHARE("B3") , _

  NO_CHECK PREPAY         AMOUNT   LIMIT #B3P  = #SubPrepayAgg * SUB_SHARE("B3") , _

  NO_CHECK RECOVER        AMOUNT   LIMIT #B3R  = #SubRecovAgg  * SHARE("B3")

!

 calculate:  "B4" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B4S  = #SubSchedAgg  * SHARE("B4") , _

  NO_CHECK PREPAY         AMOUNT   LIMIT #B4P  = #SubPrepayAgg * SUB_SHARE("B4") , _

  NO_CHECK RECOVER        AMOUNT   LIMIT #B4R  = #SubRecovAgg  * SHARE("B4")

!

 calculate:  "B5" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B5S  = #SubSchedAgg  * SHARE("B5") , _

  NO_CHECK PREPAY         AMOUNT   LIMIT #B5P  = #SubPrepayAgg * SUB_SHARE("B5") , _

  NO_CHECK RECOVER        AMOUNT   LIMIT #B5R  = #SubRecovAgg  * SHARE("B5")

!

 calculate:  "B6" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B6S  = #SubSchedAgg  * SHARE("B6") , _

  NO_CHECK PREPAY         AMOUNT   LIMIT #B6P  = #SubPrepayAgg * SUB_SHARE("B6") , _

  NO_CHECK RECOVER        AMOUNT   LIMIT #B6R  = #SubRecovAgg  * SHARE("B6")

!

   calculate : #SubWaterFall = (#SubSchedAgg + #SubPrepayAgg + #SubRecovAgg) - (#B1S + #B1P + #B1R + #B2S + #B2P + #B2R + #B3S + #B3P + #B3R + #B4S + #B4P + #B4R + #B5S + #B5P + #B5R + #B6S + #B6P + #B6R)

!

 calculate:  "B1" _

  NO_CHECK CUSTOM         AMOUNT   LIMIT V1  = #SubWaterFall

!

 calculate:  "B2" _

  NO_CHECK CUSTOM         AMOUNT   LIMIT V2  = #SubWaterFall - V1

!

 calculate:  "B3" _

  NO_CHECK CUSTOM         AMOUNT   LIMIT V3  = #SubWaterFall - V1 - V2

!

 calculate:  "B4" _

  NO_CHECK CUSTOM         AMOUNT   LIMIT V4  = #SubWaterFall - V1 - V2 - V3

!

 calculate:  "B5" _

  NO_CHECK CUSTOM         AMOUNT   LIMIT V5  = #SubWaterFall - V1 - V2 - V3 - V4

!

 calculate:  "B6" _

  NO_CHECK CUSTOM         AMOUNT   LIMIT V6  = #SubWaterFall - V1 - V2 - V3 - V4 - V5

!

------------------------------------

{ DISTRIB_FROM_COLLECTION_TO_CLASSES ; }

------------------------------------

        from :  CLASS ( "GRP1" )

         pay :  CLASS INTEREST  PRO_RATA ("SNR_1"; "WAC_IO1" )

         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1"; "WAC_IO1" )

------------------------------------

        from :  CLASS ( "GRP1" )

  subject to :  PROPORTION ( ( #SenSchedAlloc1 + #SenPrepayAlloc1 + #SenRecoverAlloc1 ); (OPTIMAL_PRINCPMT("PO1")) )

         pay :  CLASS PRINCIPAL ASIS CONCURRENT ( "SNR_1"; "PO1" )

------------------------------------

        from :  CLASS ( "GRP2" )

         pay :  CLASS INTEREST  PRO_RATA ("SNR_2"; "WAC_IO2" )

         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2"; "WAC_IO2" )

------------------------------------

        from :  CLASS ( "GRP2" )

  subject to :  PROPORTION ( ( #SenSchedAlloc2 + #SenPrepayAlloc2 + #SenRecoverAlloc2 ); (OPTIMAL_PRINCPMT("PO2")) )

         pay :  CLASS PRINCIPAL ASIS CONCURRENT ( "SNR_2"; "PO2" )

------------------------------------

        from :  CLASS ( "GRP1" ; "GRP2")

         pay :  CLASS INTEREST  PRO_RATA ("SNR_1"; "WAC_IO1"; "SNR_2"; "WAC_IO2" )

         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1"; "WAC_IO1"; "SNR_2"; "WAC_IO2" )

         pay :  CLASS PRINCIPAL PRO_RATA ("SNR_1"; "PO1"; "SNR_2"; "PO2" )

------------------------------------

        from :  CLASS ( "GRP1" )

         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )

         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )

------------------------------------

        from :  CLASS ( "GRP2" )

         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )

         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )

------------------------------------

        from :  CLASS ( "GRP1"; "GRP2" )

         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )

         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )

------------------------------------

        from :  CLASS ( "GRP1" ; "GRP2" )

         pay :  CLASS INTEREST  PRO_RATA ( "SNR_1" ; "SNR_2" ; "WAC_IO1" ; "WAC_IO2"  )

         pay :  CLASS INTSHORT  PRO_RATA ( "SNR_1" ; "SNR_2" ; "WAC_IO1" ; "WAC_IO2"  )

         pay :  CLASS PRINCIPAL PRO_RATA ( "SNR_1" ; "SNR_2" ; "PO1" ; "PO2"  )

------------------------------------

        from :  CLASS ( "GRP1" )

         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )

------------------------------------

        from :  CLASS ( "GRP2" )

         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )

------------------------------------

        from :  CLASS ( "GRP1"; "GRP2" )

         pay :  CLASS PRINCIPAL  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )

------------------------------------

        from :  CLASS ( "PO1" )

         pay :  SEQUENTIAL ( "II-1-PO#1" )

------------------------------------

        from :  CLASS ( "PO2" )

         pay :  SEQUENTIAL ( "II-2-PO#1" )

------------------------------------

!

------------------------------------

        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )

         pay :  CLASS INTEREST PRO_RATA  ( "SUBCOMB" )

         pay :  CLASS INTSHORT PRO_RATA  ( "SUBCOMB" )

         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBCOMB" )

------------------------------------

!

------------------------------------ SUB COMBO DISTRIBUTION

        from :  CLASS ("SUBCOMB" )

         pay :  CLASS INTEREST  SEQUENTIAL ("B1" )

         pay :  CLASS INTSHORT  SEQUENTIAL ("B1" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ("B1" )

         pay :  CLASS INTEREST  SEQUENTIAL ("B2" )

         pay :  CLASS INTSHORT  SEQUENTIAL ("B2" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ("B2" )

         pay :  CLASS INTEREST  SEQUENTIAL ("B3" )

         pay :  CLASS INTSHORT  SEQUENTIAL ("B3" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ("B3" )

         pay :  CLASS INTEREST  SEQUENTIAL ("B4" )

         pay :  CLASS INTSHORT  SEQUENTIAL ("B4" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ("B4" )

         pay :  CLASS INTEREST  SEQUENTIAL ("B5" )

         pay :  CLASS INTSHORT  SEQUENTIAL ("B5" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ("B5" )

         pay :  CLASS INTEREST  SEQUENTIAL ("B6" )

         pay :  CLASS INTSHORT  SEQUENTIAL ("B6" )

         pay :  CLASS PRINCIPAL SEQUENTIAL ("B6" )

------------------------------------

!

------------------------------------ CROSS DUE TO RAPID PREPAYS

   calculate :  #AppFrac1 = IF #CrossTest1 THEN ( #SubPrepay1 / #SubPrepayAgg ) ELSE 0

   calculate :  #AppFrac2 = IF #CrossTest2 THEN ( #SubPrepay2 / #SubPrepayAgg ) ELSE 0

------------------------------------

        from :  CLASS ( "B6" )

  subject to :  CEILING (( (#AppFrac1 + #AppFrac2) * #B6P ))

         pay :  CLASS BALANCE PRO_RATA ( "SNR_1" ; "SNR_2"  )

------------------------------------

        from :  CLASS ( "B5" )

  subject to :  CEILING (( (#AppFrac1 + #AppFrac2) * #B5P ))

         pay :  CLASS BALANCE PRO_RATA ( "SNR_1" ; "SNR_2"  )

------------------------------------

        from :  CLASS ( "B4" )

  subject to :  CEILING (( (#AppFrac1 + #AppFrac2) * #B4P ))

         pay :  CLASS BALANCE PRO_RATA ( "SNR_1" ; "SNR_2"  )

------------------------------------

        from :  CLASS ( "B3" )

  subject to :  CEILING (( (#AppFrac1 + #AppFrac2) * #B3P ))

         pay :  CLASS BALANCE PRO_RATA ( "SNR_1" ; "SNR_2"  )

------------------------------------

        from :  CLASS ( "B2" )

  subject to :  CEILING (( (#AppFrac1 + #AppFrac2) * #B2P ))

         pay :  CLASS BALANCE PRO_RATA ( "SNR_1" ; "SNR_2"  )

------------------------------------

        from :  CLASS ( "B1" )

  subject to :  CEILING (( (#AppFrac1 + #AppFrac2) * #B1P ))

         pay :  CLASS BALANCE PRO_RATA ( "SNR_1" ; "SNR_2"  )

------------------------------------

!

------------------------------------CROSS UNDERCOLLATERALIZED GROUPS

   calculate :  #ShortFall1 = MAX(0, BBAL("SNR_1") - COLL_BAL(1) * XRS_FRAC("COLL_ENDBAL",2,1))

   calculate :  #ShortFall2 = MAX(0, BBAL("SNR_2") - COLL_BAL(2) * XRS_FRAC("COLL_ENDBAL",2,2))

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

------------------------------------

        from :  CLASS ( "GRP1" ; "GRP2" )

  subject to :  CEILING ( #ShortFall )

  subject to :  PROPORTION ( (#ShortFall1); (#ShortFall2) )

         pay :  CLASS BALANCE ASIS CONCURRENT ( "SNR_1" ; "SNR_2"  )

------------------------------------

   calculate :  #ShortFall1 = MAX(0, BBAL("SNR_1") - COLL_BAL(1) * XRS_FRAC("COLL_ENDBAL",2,1))

   calculate :  #ShortFall2 = MAX(0, BBAL("SNR_2") - COLL_BAL(2) * XRS_FRAC("COLL_ENDBAL",2,2))

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

   calculate :  #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B6") * #ShortFall1/#ShortFall)

   calculate :  #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B6") * #ShortFall2/#ShortFall)

------------------------------------

        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B6" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------

        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B6" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )

------------------------------------

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

   calculate :  #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B5") * #ShortFall1/#ShortFall)

   calculate :  #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B5") * #ShortFall2/#ShortFall)

------------------------------------

        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B5" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------

        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B5" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )

------------------------------------

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

   calculate :  #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B4") * #ShortFall1/#ShortFall)

   calculate :  #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B4") * #ShortFall2/#ShortFall)

------------------------------------

        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B4" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------

        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B4" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )

------------------------------------

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

   calculate :  #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B3") * #ShortFall1/#ShortFall)

   calculate :  #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B3") * #ShortFall2/#ShortFall)

------------------------------------

        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B3" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------

        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B3" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )

------------------------------------

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

   calculate :  #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B2") * #ShortFall1/#ShortFall)

   calculate :  #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B2") * #ShortFall2/#ShortFall)

------------------------------------

        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B2" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------

        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B2" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )

------------------------------------

   calculate :  #ShortFall  = #ShortFall1 + #ShortFall2

   calculate :  #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B1") * #ShortFall1/#ShortFall)

   calculate :  #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B1") * #ShortFall2/#ShortFall)

------------------------------------

        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B1" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )

------------------------------------

        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B1" )

         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )

------------------------------------

   calculate :  #P_SNR_1 = BBAL("II-1A-1#1","II-1A-2#1") - BBAL("SNR_1")

------------------------------------

   calculate :  #P_IIM1AM1 = BBAL("II-1A-1") / BBAL("II-1A-1","II-1A-2") * #P_SNR_1

   calculate :  #P_IIM1AM2 = BBAL("II-1A-2") / BBAL("II-1A-1","II-1A-2") * #P_SNR_1

------------------------------------

        from :  CLASS ( "SNR_1" )

         pay :  CLASS INTEREST SEQUENTIAL ( "II-1A-1" )

         pay :  CLASS INTSHORT SEQUENTIAL ( "II-1A-1" )

------------------------------------

        from :  CLASS ( "SNR_1" )

        from :  SUBACCOUNT ( #P_SNR_1 )

  subject to :  CEILING ( #P_IIM1AM1 )

         pay :  CLASS BALANCE  SEQUENTIAL ( "II-1A-1" )

------------------------------------

        from :  CLASS ( "SNR_1" )

         pay :  CLASS INTEREST SEQUENTIAL ( "II-1A-2" )

         pay :  CLASS INTSHORT SEQUENTIAL ( "II-1A-2" )

------------------------------------

        from :  CLASS ( "SNR_1" )

        from :  SUBACCOUNT ( #P_SNR_1 )

  subject to :  CEILING ( #P_IIM1AM2 )

         pay :  CLASS BALANCE  SEQUENTIAL ( "II-1A-2" )

------------------------------------

!

   calculate :  #P_SNR_2 = BBAL("II-2A-1#1","II-2A-2#1") - BBAL("SNR_2")

------------------------------------

   calculate :  #P_IIM2AM1 = BBAL("II-2A-1") / BBAL("II-2A-1","II-2A-2") * #P_SNR_2

   calculate :  #P_IIM2AM2 = BBAL("II-2A-2") / BBAL("II-2A-1","II-2A-2") * #P_SNR_2

------------------------------------

        from :  CLASS ( "SNR_2" )

         pay :  CLASS INTEREST SEQUENTIAL ( "II-2A-1" )

         pay :  CLASS INTSHORT SEQUENTIAL ( "II-2A-1" )

------------------------------------

        from :  CLASS ( "SNR_2" )

        from :  SUBACCOUNT ( #P_SNR_2 )

  subject to :  CEILING ( #P_IIM2AM1 )

         pay :  CLASS BALANCE  SEQUENTIAL ( "II-2A-1" )

------------------------------------

        from :  CLASS ( "SNR_2" )

         pay :  CLASS INTEREST SEQUENTIAL ( "II-2A-2" )

         pay :  CLASS INTSHORT SEQUENTIAL ( "II-2A-2" )

------------------------------------

        from :  CLASS ( "SNR_2" )

        from :  SUBACCOUNT ( #P_SNR_2 )

  subject to :  CEILING ( #P_IIM2AM2 )

         pay :  CLASS BALANCE  SEQUENTIAL ( "II-2A-2" )

------------------------------------

!

        from :  CLASS ( "II-1A-1" )

         pay :  SEQUENTIAL ( "II-1A-1#1" )

------------------------------------

        from :  CLASS ( "II-1A-2" )

         pay :  SEQUENTIAL ( "II-1A-2#1" )

------------------------------------

        from :  CLASS ( "II-2A-1" )

         pay :  SEQUENTIAL ( "II-2A-1#1" )

------------------------------------

        from :  CLASS ( "II-2A-2" )

         pay :  SEQUENTIAL ( "II-2A-2#1" )

------------------------------------

!

------------------------------------

        from :  CLASS ( "B1" )

         pay :  SEQUENTIAL ( "II-B-1#1" )

------------------------------------

        from :  CLASS ( "B2" )

         pay :  SEQUENTIAL ( "II-B-2#1" )

------------------------------------

        from :  CLASS ( "B3" )

         pay :  SEQUENTIAL ( "II-B-3#1" )

------------------------------------

        from :  CLASS ( "B4" )

         pay :  SEQUENTIAL ( "II-B-4#1" )

------------------------------------

        from :  CLASS ( "B5" )

         pay :  SEQUENTIAL ( "II-B-5#1" )

------------------------------------

        from :  CLASS ( "B6" )

         pay :  SEQUENTIAL ( "II-B-6#1" )

------------------------------------

!

------------------------------------ PAYDOWN SUBORD TRANCHES

   calculate :  #PrincReduce  = BBAL("II-B-1#1", "II-B-2#1", "II-B-3#1", "II-B-4#1", "II-B-5#1", "II-B-6#1") - BBAL("SUBORD_1", "SUBORD_2")

   calculate :  #SubPrinc1    = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")

   calculate :  #SubPrinc2    = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")

   calculate :  #SubPrincAgg = #SubPrinc1 + #SubPrinc2

   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg

   calculate :  #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg

------------------------------------

  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )

         pay :  SEQUENTIAL ( "SUBORD_1#1" )

------------------------------------

  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )

         pay :  SEQUENTIAL ( "SUBORD_2#1" )

------------------------------------

!

        from :  CLASS ( "SUBCOMB" )

         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")

------------------------------------

------------------------------------ MANUAL WRITEDOWNS

   calculate :  #POWriteDown1 = BBAL("II-1-PO#1") - XRS_FRAC("COLL_ENDBAL",1,1) * COLL_BAL(1)

------------------------------------

        from :  SUBACCOUNT ( #POWriteDown1 )

         pay :  WRITEDOWN SEQUENTIAL ( "II-1-PO#1")

------------------------------------

   calculate :  #POWriteDown2 = BBAL("II-2-PO#1") - XRS_FRAC("COLL_ENDBAL",1,2) * COLL_BAL(2)

------------------------------------

        from :  SUBACCOUNT ( #POWriteDown2 )

         pay :  WRITEDOWN SEQUENTIAL ( "II-2-PO#1")

------------------------------------

   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "II-1-PO#1", "II-1A-1#1", "II-1A-2#1", "SUBORD_1#1" ) - COLL_BAL(1)))

   calculate :  #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "II-2-PO#1", "II-2A-1#1", "II-2A-2#1", "SUBORD_2#1" ) - COLL_BAL(2)))

   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2

------------------------------------

   calculate :  #IncreaseSubord1 = MAX(0, COLL_BAL(1) - BBAL( "II-1-PO#1", "II-1A-1#1", "II-1A-2#1", "SUBORD_1#1" ))

   calculate :  #IncreaseSubord2 = MAX(0, COLL_BAL(2) - BBAL( "II-2-PO#1", "II-2A-1#1", "II-2A-2#1", "SUBORD_2#1" ))

   calculate :  #TotIncreaseSubord = #IncreaseSubord1 + #IncreaseSubord2

------------------------------------

   calculate :  #XSIncreaseSubord = MAX(0, #TotIncreaseSubord - #TotReduceSubord)

   calculate :  #XSShare1 = #IncreaseSubord1 / #TotIncreaseSubord * #XSIncreaseSubord

   calculate :  #XSShare2 = #IncreaseSubord2 / #TotIncreaseSubord * #XSIncreaseSubord

   calculate :  #IncreaseSubord1 = #IncreaseSubord1 - #XSShare1 calculate :  #IncreaseSubord2 = #IncreaseSubord2 - #XSShare2

------------------------------------

        when :  IS_THERE ( "II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1" )

         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )

------------------------------------

        when :  IS_THERE ( "II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1" )

         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )

------------------------------------

        when :  IS_THERE ( "II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1" )

         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )

------------------------------------

        when :  IS_THERE ( "II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1" )

         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )

------------------------------------

   calculate :  #MoreReduceSubordUC = BBAL("II-1A-1#1", "II-1A-2#1", "SUBORD_1#1", "II-2A-1#1", "II-2A-2#1", "SUBORD_2#1", "II-1-PO#1", "II-2-PO#1") - COLL_BAL

   calculate :  #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * #MoreReduceSubordUC))

   calculate :  #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * #MoreReduceSubordUC))

------------------------------------

        when :  IS_TRUE ( (BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) ))

         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )

------------------------------------

        when :  IS_TRUE ( (BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) ))

         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )

------------------------------------

   calculate :  #WriteDown = MAX(0, BBAL( "II-1A-1#1", "II-1A-2#1", "II-B-1#1", "II-B-2#1", "II-B-3#1", "II-B-4#1", "II-B-5#1", "II-B-6#1", "II-2A-1#1", "II-2A-2#1", "II-1-PO#1", "II-2-PO#1" ) - COLL_BAL)

   calculate :  #AMBWD = DELINQ_NET_LOSS(1) * XRS_FRAC("NET_LOSS",2,1) + DELINQ_NET_LOSS(2) * XRS_FRAC("NET_LOSS",2,2)

   calculate :  #LossWriteDown = MIN( #AMBWD, #WriteDown )

   calculate :  #Crossover1 = BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") > 0.01 AND BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") < #LossWriteDown

------------------------------------

        from :  SUBACCOUNT ( #LossWriteDown )

         pay :  WRITEDOWN PRO_RATA ( "II-B-6#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-5#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-4#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-3#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-2#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-1#1" )

------------------------------------

   calculate :  #UCWriteDown = MAX(0, BBAL( "II-1A-1#1", "II-1A-2#1", "II-B-1#1", "II-B-2#1", "II-B-3#1", "II-B-4#1", "II-B-5#1", "II-B-6#1", "II-2A-1#1", "II-2A-2#1", "II-1-PO#1", "II-2-PO#1" ) - COLL_BAL)

   calculate :  #Crossover2 = BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") > 0.01 AND BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") < #UCWriteDown

   calculate :  #IsCrossover = #Crossover1 OR #Crossover2

------------------------------------

        from :  SUBACCOUNT ( #UCWriteDown )

         pay :  WRITEDOWN PRO_RATA ( "II-B-6#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-5#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-4#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-3#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-2#1" )

         pay :  WRITEDOWN PRO_RATA ( "II-B-1#1" )

------------------------------------

   calculate :  #WDSen1 = IF #IsCrossover THEN _

                         DELINQ_NET_LOSS(1) * XRS_FRAC("NET_LOSS",2,1) / #AMBWD * #LossWriteDown _

                         ELSE DELINQ_NET_LOSS(1) * XRS_FRAC("NET_LOSS",2,1)

   calculate :  #WDSen2 = IF #IsCrossover THEN _

                         DELINQ_NET_LOSS(2) * XRS_FRAC("NET_LOSS",2,2) / #AMBWD * #LossWriteDown _

                         ELSE DELINQ_NET_LOSS(2) * XRS_FRAC("NET_LOSS",2,2)

------------------------------------

   calculate :  #SenWriteDown1 = IF BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") < 0.01 THEN #WDSen1 ELSE 0

   calculate :  #SenWriteDown2 = IF BBAL("II-B-1#1","II-B-2#1","II-B-3#1","II-B-4#1","II-B-5#1","II-B-6#1") < 0.01 THEN #WDSen2 ELSE 0

------------------------------------

        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )

         pay :  WRITEDOWN SEQUENTIAL ( "II-1A-2#1" )

------------------------------------

        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )

         pay :  WRITEDOWN SEQUENTIAL ( "II-1A-1#1" )

------------------------------------

        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )

         pay :  WRITEDOWN SEQUENTIAL ( "II-2A-2#1" )

------------------------------------

        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )

         pay :  WRITEDOWN SEQUENTIAL ( "II-2A-1#1" )

------------------------------------

!

!

Schedule "SHIFT1%"

Declare

SHIFTINT GROUP 1

60     100%

72     70%

84     60%

96     40%

108    20%

120    0%

!

!

Schedule "SHIFT2%"

Declare

SHIFTINT GROUP 2

60     100%

72     70%

84     60%

96     40%

108    20%

120    0%

!

!

 Collateral

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20080401    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term

!! BEGINNING OF COLLATERAL

M        1     "Net WAC < 6.0 ;FR: 20 & 25 & 30 Year;F30 ; 0;N ;0;None;FR"               WL    00    WAC       6.0576604336 (     26786506.46 /     26786506.46 );     26786506.46                              0.25         0.25             357:3     357:3       360 NO_CHECK                            GROUP "1F30"

M        2     "Net WAC < 6.0 ;FR: 20 & 25 & 30 Year;F30-IO ;120;N ;0;None;FR"           WL    00    WAC       5.8750000000 (       999999.00 /       999999.00 );       999999.00                              0.25         0.25             359:1     359:1       360 NO_CHECK AMORT NONE FOR         120 GROUP "1F30"

M        3     "Net WAC >= 5.5;FR: 10 & 15 Year ;F10 ; 0;N ;0;None;FR"                   WL    00    WAC       6.1429782833 (      4027991.32 /      4027991.32 );      4027991.32                              0.25         0.25             117:3     117:3       120 NO_CHECK                            GROUP "2F15"

M        4     "Net WAC >= 5.5;FR: 10 & 15 Year ;F15 ; 0;N ;0;None;FR"                   WL    00    WAC       6.2376150163 (     21907055.17 /     21907055.17 );     21907055.17                              0.25         0.25             177:3     177:3       180 NO_CHECK                            GROUP "2F15"

M        5     "Net WAC >= 6.0;FR: 20 & 25 & 30 Year;F20 ; 0;N ;0;None;FR"               WL    00    WAC       6.6190564873 (      1506103.40 /      1506103.40 );      1506103.40                              0.25         0.25             236:4     236:4       240 NO_CHECK                            GROUP "1F30"

M        6     "Net WAC >= 6.0;FR: 20 & 25 & 30 Year;F25 ; 0;N ;0;None;FR"               WL    00    WAC       6.3750000000 (       704112.88 /       704112.88 );       704112.88                              0.25         0.25             296:4     296:4       300 NO_CHECK                            GROUP "1F30"

M        7     "Net WAC >= 6.0;FR: 20 & 25 & 30 Year;F30 ; 0;N ;0;None;FR"               WL    00    WAC       6.7099447060 (    174388069.05 /    174388069.05 );    174388069.05                              0.25         0.25             357:3     357:3       360 NO_CHECK                            GROUP "1F30"

M        8     "Net WAC >= 6.0;FR: 20 & 25 & 30 Year;F30-IO ;120;N ;0;None;FR"           WL    00    WAC       6.7537378765 (     19652772.20 /     19652772.20 );     19652772.20                              0.25         0.25             357:3     357:3       360 NO_CHECK AMORT NONE FOR         120 GROUP "1F30"